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                                  Exhibit 10.1
                                 FIRST AMENDMENT
                                       to
             THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This First Amendment to Third Amended and Restated Loan and Security Agreement ("Amendment"), dated September 30, 2002 (the "Effective Date"), is entered into among American Builders & Contractors Supply Co., Inc., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders") and Bank of America, National Association, a national banking association, as Agent for the Lenders (in such capacity, the "Agent").

                                    Recitals

     A. The Borrower, the Lenders and the Agent are party to that certain Third Amended and Restated Loan and Security Agreement dated as of March 21, 2002 (as said agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders have agreed to make certain loans and extend certain other financial accommodations to the Borrower as provided therein (terms defined by the Loan Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Loan Agreement).

     B. The Borrower, the Agent, and the Lenders desire to modify the Loan Agreement in certain respects, in accordance with the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by the Lenders, it hereby is agreed as follows:

                                    ARTICLE I
                           AMENDMENT TO LOAN AGREEMENT

     1.1. Amendment to Introductory Paragraph. The introductory paragraph of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          This Third Amended and Restated Loan and Security Agreement ("Agreement"), made as of the 21 day of March, 2002, by and among American Builders & Contractors Supply Co., Inc., a Delaware corporation, with its principal place of business and chief executive office at One ABC Parkway, Beloit, Wisconsin 53511 (the "Borrower"), the financial institutions listed on Schedule 1.1 hereof (individually, a "Lender" and collectively, the "Lenders"), and Bank of America, National Association (successor by merger to NationsBank, N.A.), with its principal place of business located at 231
     S. LaSalle St., 16th Floor, Mail Code IL1-231-16-33, Chicago, IL 60697, in its capacity as administrative agent (the "Agent"), and American National Bank and Trust Company of Chicago, with an office at 33 North LaSalle Street, Chicago, Illinois 60690 (the "Co-Agent"):

     1.2 Amendment to Section 1.1 of the Loan Agreement. The following definitions contained in Section 1.1 of the Loan Agreement are hereby amended and restated to read in their respective entireties as follows:

     "Maximum Facility" shall mean the maximum amount which the Lenders have agreed to consider as a ceiling on the outstanding principal balance of the Revolving Loans to be made and Letters of Credit to be issued under this Agreement. The Maximum Facility shall be Two Hundred Seventy Five Million Dollars ($275,000,000.00).

     "Pro Rata Share" shall mean the percentage interest of each of the Lenders as indicated on Schedule 1.1.

     1.3  Amendment to Section 8.3 of the Loan Agreement. Clause (b) of
Section 8.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

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          b.   No Person shall acquire all or substantially all of the stock or assets of the Borrower. Neither the Borrower nor any of its Subsidiaries shall create any additional subsidiaries, unless promptly upon creation or acquisition of any such subsidiary (the "New Subsidiary"), the Borrower or any of its Subsidiaries shall first comply with this Section 8.3(b). Not later than thirty (30) days prior to creation or acquisition of any New Subsidiary, the Borrower shall notify the Agent that it (or any of its Subsidiaries) intends to create or acquire such New Subsidiary and, contemporaneously upon the effective date of such creation or acquisition, cause (i) such New Subsidiary to become a borrower subject to and under the terms of this Agreement, and to grant a continuing first priority security interest and lien in and to all property of the type or nature specified in
     Section 5.1, at any time owned or acquired by such New Subsidiary, as continuing security for the Liabilities and for the New Subsidiary's obligations under the Financing Agreements, (ii) each Guarantor to guarantee all obligations of such New Subsidiary at any time owing to the Agent and the Lenders under the Financing Agreements, and (iii) the Borrower, and such New Subsidiary, each to guarantee all obligations of the other at any time owing to the Agent and the Lenders under the Financing Agreements. At the Agent's request, the Borrower shall promptly execute and deliver to the Agent, and shall cause such New Subsidiary and each other Subsidiary to promptly execute and deliver to the Agent, such amendment agreements, joinder agreements, instruments, consents and other documents and agreements as the Agent requests in connection with the foregoing.

     1.4 Amendment to Section 10.15 of the Loan Agreement. The fourth (4th) sentence of Section 10.15 of the Loan Agreement is amended to insert the following immediately preceding the period that ends such sentence: ", or (iv) amend the definition of "Eligible Accounts" or amend the definition of "Eligible Inventory".

     1.5 Addition of Schedule 1.1 to the Loan Agreement. Schedule 1.1 is hereby added to the Loan Agreement and shall read in its entirety as Schedule 1.1 attached hereto.

                                   ARTICLE II
MISCELLANEOUS

     2.1. Conditions to Effectiveness. This Amendment, including the amendments and other terms set forth herein, shall become effective as of the Effective Date upon the satisfaction of each the following conditions precedent, all of which must be satisfied and acceptable in form and substance to the Agent and each of the Lenders signatory hereto in each of their sole discretion.

          a. Execution and Delivery. This Amendment shall have been executed and delivered by each of the Borrower, the Agent and the Lenders.

          b. Consent and Agreement of Guarantors. Each of Amcraft Building Products Co., Inc., Mule-Hide Manufacturing Co., Inc., Mule-Hide Products Co., Inc., Seven KH Aviation, LLC, Vande Hey Roof Tile Installation, Inc., and Vande Hey Raleigh Roof Tile Manufacturing, Inc. shall have executed the Consent and Agreement of Guarantors which is attached to and made a part of this Amendment.

          c. Consent and Agreement by Validity Guarantors. Each of Kendra A. Story and Kenneth A. Hendricks shall have executed the Consent and Agreement by Validity Guarantors which is attached to and made a part of this Amendment.

          d. Revolving Credit Notes. The Borrower shall have executed and delivered Revolving Credit Notes which evidence the commitments of each of Bank of America, National Association, U.S. Bank National Association, and Harris Trust and Savings Bank after giving effect to the increase in the Maximum Facility and the Assignment (as defined below).

          e. Other. The Borrower shall have executed and delivered all other agreements, documents, certifications or opinions as the Agent may reasonably request in connection with implementation of this Amendment.

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Notwithstanding any provision of this Amendment or any Financing Agreement to the contrary, in addition to the foregoing requirements, this Amendment shall not be effective unless and until the Agent has received all documentation required to be executed and delivered pursuant to Section 10.16 of the Loan Agreement in connection with an assignment by Bank of America, National Association (the "Assignor") to U.S. Bank National Association of an amount equal to $26,500,000 of the right, title, and interest of the Assignor in and to the Loan Agreement (including the Assignor's Pro Rata Share of all outstanding Revolving Loans and the Assignor's participation in the Letters of Credit) (such assignment, the "Assignment"). The Assignment shall not be subject to any conditions to the effectiveness thereof. Immediately upon effectiveness of this Amendment, the Assignment shall become effective and the Pro Rata Share of each of Bank of America, National Association, Harris Trust and Savings Bank, and U.S. Bank National Association shall automatically be as set forth in Schedule
1.1 of the Loan Agreement (as amended hereby).

     2.2. Representations, Warranties, Covenants of Borrower. The Borrower hereby represents and warrants that as of the date of this Amendment and after giving effect thereto (a) no event has occurred and is continuing which, after giving effect to this Amendment, constitutes a Default or an Event of Default,
(b) the representations and warranties of the Borrower contained in the Loan Agreement and the other Financing Agreements are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true and correct as of such earlier date, (c) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, are within its corporate power and have been duly authorized by all necessary corporate action, (d) this Amendment and the Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms and (e) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Loan Agreement, as amended by this Amendment, do not require the consent of any Person and do not contravene the terms of the Borrower's Articles of Incorporation or By-Laws or any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its property is bound.

     2.3. Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all other Financing Agreements shall remain unmodified and in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of (a) any right, power or remedy of the Lenders under the Loan Agreement or any of the other Financing Agreements, or
(b) any Default or Event of Default. This Amendment shall constitute a Financing Agreement.

     2.4. Fees, Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, negotiation, execution and delivery, and closing of this Amendment and all related documentation, including the fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

     2.5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto as separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute but one and the same agreement. A telecopy of any such executed counterpart shall be deemed valid and may be relied upon as an original.

     2.6. Effectiveness. This Amendment shall be deemed effective prospectively as of the Effective Date specified in the preamble upon execution by the Borrower, the Agent and the Lenders (subject, however, to the prior satisfaction of all other conditions for effectiveness as specified by Section 2.1).

     2.7. No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                           [Signature Pages to Follow]

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                          AMERICAN BUILDERS &
ATTEST:                                   CONTRACTORS SUPPLY CO., INC.


By:___________________________________    By:___________________________________
Name:_________________________________    Name:_________________________________
Title:________________________________    Title:________________________________

BANK OF AMERICA, NATIONAL ASSOCIATION     AMERICAN NATIONAL BANK AND TRUST
                                          COMPANY OF CHICAGO
In its capacity as Agent                  In its capacity as Co-Agent
By:                                       By:
Brian Wright                              Name:
Vice President                            Title


BANK OF AMERICA, NATIONAL ASSOCIATION     AMERICAN NATIONAL BANK AND
                                          TRUST COMPANY OF CHICAGO
In its capacity as a Lender               In its capacity as a Lender
By:                                       By:
Brian Wright                              Name
Vice President                            Title

LASALLE BUSINESS CREDIT, INC.             HARRIS TRUST AND SAVINGS BANK
By:                                       By:
Name                                      Name
Title                                     Title

FLEET CAPITAL CORPORATION                 WASHINGTON MUTUAL BANK
By:                                       By:
Name                                      Name
Title                                     Title

U.S. BANK NATIONAL ASSOCIATION            FOOTHILL CAPITAL CORPORATION
By:                                       By:
Name                                      Name
Title                                     Title

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                       CONSENT AND AGREEMENT BY GUARANTORS

     Each of the undersigned consents to the foregoing Amendment and each of the undersigned agrees to the continued effectiveness of the Financing Agreements to which it is a party. All references in each such Financing Agreement to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the foregoing Amendment and all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Amendment.

                                       AMCRAFT BUILDING PRODUCTS CO., INC.
                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       MULE-HIDE MANUFACTURING CO., INC.
                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       MULE-HIDE PRODUCTS CO., INC.
                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       SEVEN KH AVIATION, LLC
                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       VANDE HEY ROOF TILE INSTALLATION, INC.
                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       VANDE HEY RALEIGH ROOF TILE
                                       MANUFACTURING, INC.
                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                  CONSENT AND AGREEMENT BY VALIDITY GUARANTORS

     Each of the undersigned consents to the foregoing Amendment and each of the undersigned agrees to the continued effectiveness of the Validity Certification, executed and delivered by each of the undersigned, respectively, to the Agent for the benefit of the Lenders. All references in each such Validity Certification, respectively, to the Loan Agreement shall be deemed to be to the Loan Agreement as amended by the foregoing Amendment and all prior and subsequent amendments thereof. This Consent and Agreement is executed as of the Effective Date specified in the Amendment.

                                       ___________________________________
                                       Kenneth A. Hendricks


                                       ___________________________________
                                       Kendra A. Story

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                                 SCHEDULE 1.1 TO
             THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                                 BY AND BETWEEN
                AMERICAN BUILDERS & CONTRACTORS SUPPLY CO., INC.
                                       AND
                      BANK OF AMERICA, NATIONAL ASSOCIATION

                            Lenders' Pro Rata Shares

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                 Lender                              Pro Rata Share
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Bank of America, National Association                  18.181818%
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Fleet Capital Corporation                              18.181818%
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American National Bank and Trust Company               11.636364%
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LaSalle Business Credit, Inc.                          11.454546%
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Foothill Capital Corporation                           10.909091%
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Harris Trust and Savings Bank                          12.727273%
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Washington Mutual Bank                                 7.272727%
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U.S. Bank National Association                         9.636364%
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